UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2020, Collectors Universe, Inc. (the “Company”), as tenant, and Drawbridge Pacific Center Owner, LLC, as landlord, entered into an amendment (the “Amendment”) of the Company’s existing Office Lease Agreement dated as of February 3, 2017 (the “Original Lease”). Pursuant to that Amendment, the Company is leasing an additional 62,870 square feet, adjacent to its existing headquarters and operations offices, thereby increasing the total available space at that location to 125,625 square feet, to accommodate the Company’s continuing growth and future expansion plans. The Company plans to use part of the extra space for the future addition of automation solutions that would enable rapid image recognition and capture to increase the efficiency and volume of authenticating and grading trading cards and coins. The term of this lease of the additional square footage, under the Amendment, will continue until September 30, 2028, coterminous with the Original Lease. The Company plans to begin occupying and using the new space in early fiscal second quarter.

The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Item 7.01. Regulation FD Disclosure

On October 5, 2020 the Company issued a press release reporting its entry into the Amendment. A copy of that press release is attached as Exhibit 99.1 to, and by this reference is incorporated into, this Current Report on Form 8-K.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: October 6, 2020	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued October 5, 2020 announcing the Company’s entry to the Amendment of its Office Lease and the resulting increase in operations capacity to accommodate growth.

E-1